Exhibit 32.2

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K (the “Report”) of Stellus Private Credit BDC (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Robert T. Ladd, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2026	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Executive Officer